Schedule of Investments
February 28, 2025
(Unaudited)

Units		Value
Master Limited Partnerships & Related Entities– 105.95%
Diversified–33.48%
Energy Transfer L.P.	8,906,328	$171,803,067
Enterprise Products Partners L.P.	3,594,474	120,091,376
MPLX L.P.	3,435,428	185,203,924
ONEOK, Inc.	1,170,314	117,487,822
TC Energy Corp. (Canada)	750,000	33,555,000
Williams Cos., Inc. (The)	1,943,555	113,076,030
		741,217,219
Gathering & Processing –24.07%
Antero Midstream Corp.	6,950,954	117,818,670
Archrock, Inc.	4,150,839	112,570,753
Hess Midstream L.P.	1,694,355	70,705,434
Summit Midstream Corp.(a)	214,723	9,666,830
Targa Resources Corp.	328,828	66,331,184
Western Midstream Partners L.P.	3,835,417	155,641,222
		532,734,093
Natural Gas Pipeline Transportation–2.90%
DT Midstream, Inc.	221,819	21,314,588
Enbridge, Inc. (Canada)	1,004,167	42,908,056
		64,222,644
Other Energy–27.78%
Aris Water Solutions, Inc.	150,000	4,719,000
Arko Corp.	1,829,604	8,251,514
Cheniere Energy Partners, L.P.	100	6,771
Cheniere Energy, Inc.	225,000	51,426,000
CrossAmerica Partners L.P.(b)	1,971,946	45,788,586
Global Partners L.P.	1,209,219	69,445,447
Golar LNG Ltd. (Cameroon)	650,000	24,921,000
Kinder Morgan, Inc.	3,877,880	105,090,548
Kodiak Gas Services, Inc.	1,261,938	54,263,334
Suburban Propane Partners L.P.	5,962	123,771
Sunoco L.P.	2,052,652	120,716,464
USA Compression Partners L.P.	3,175,277	85,795,985
Westlake Chemical Partners L.P.(b)	1,846,522	44,316,528
		614,864,948
Petroleum Pipeline Transportation–14.78%
Chevron Corp.	137	21,731
Delek Logistics Partners L.P.	286,592	12,329,188
Genesis Energy L.P.(b)	7,591,977	97,480,985
HF Sinclair Corp.	39,707	1,400,466
Units		Value
Petroleum Pipeline Transportation–(continued)
NGL Energy Partners L.P.(a)(b)	7,150,096	$34,534,964
Phillips 66	491	63,678
Plains All American Pipeline L.P.	5,959,426	121,214,725
Plains GP Holdings L.P.	2,411,755	52,093,908
South Bow Corp. (Canada)	300,000	7,989,000
		327,128,645
Pipelines & Midstream Diversified–0.47%
Gibson Energy, Inc. (Canada)	700,000	10,402,626
Production & Mining–2.44%
Alliance Resource Partners L.P.	378,734	9,937,980
EQT Corp.	916,589	44,152,092
		54,090,072
Terminalling & Storage–0.03%
Martin Midstream Partners L.P.	186,311	698,666
Total Master Limited Partnerships & Related Entities (Cost $1,178,086,740)		2,345,358,913
Shares
Common Stocks & Other Equity Interests–2.47%
Natural Gas Pipeline Transportation–2.47%
Kinetik Holdings, Inc.	230,000	13,418,200
Pembina Pipeline Corp. (Canada)	1,060,000	41,202,200
Total Common Stocks & Other Equity Interests (Cost $46,267,413)		54,620,400
Units
Preferred Master Limited Partnerships & Related Entities–0.11%
Other Energy–0.11%
Global Partners L.P. (Cost $2,447,025)	97,881	2,535,118
Shares
Money Market Funds–5.15%
Invesco Government & Agency Portfolio, Institutional Class, 4.29%(b)(c)	39,935,060	39,935,060
Invesco Treasury Portfolio, Institutional Class, 4.25%(b)(c)	74,165,111	74,165,111
Total Money Market Funds (Cost $114,100,171)		114,100,171
TOTAL INVESTMENTS IN SECURITIES—113.68% (Cost $1,340,901,349)		2,516,614,602
OTHER ASSETS LESS LIABILITIES–(13.68)%		(302,928,070)
NET ASSETS–100.00%		$2,213,686,532
See accompanying notes which are an integral part of this schedule.
Invesco SteelPath MLP Select 40 Fund

Notes to Schedule of Investments:
(a)	Non-income producing security.
(b)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the three months ended February 28, 2025.

							Dividends and Distributions
	Value November 30, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value February 28, 2025	Return of Capital	Capital Gains	Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$73,751,853	$(33,816,793)	$-	$-	$39,935,060	$-	$-	$471,485
Invesco Treasury Portfolio, Institutional Class	-	136,967,728	(62,802,617)	-	-	74,165,111	-	-	868,718
Investments in Other Affiliates:
CrossAmerica Partners L.P.	40,720,685	-	-	6,103,173	-	45,788,586	(1,035,272)	-	-
Genesis Energy L.P.	90,951,885	-	-	7,781,776	-	97,480,985	(1,252,676)	-	-
NGL Energy Partners L.P.	34,463,463	-	-	71,501	-	34,534,964	-	-	-
Westlake Chemical Partners L.P.	44,842,628	-	(944,054)	814,122	493,138	44,316,528	(889,306)	-	-
Total	$210,978,661	$210,719,581	$(97,563,464)	$14,770,572	$493,138	$336,221,234	$(3,177,254)	$-	$1,340,203

(c)	The rate shown is the 7-day SEC standardized yield as of February 28, 2025.
The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.
See accompanying notes which are an integral part of this schedule.
Invesco SteelPath MLP Select 40 Fund

Notes to Quarterly Schedule of Portfolio Holdings
February 28, 2025
(Unaudited)
NOTE 1—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 — Prices are determined using quoted prices in an active market for identical assets.
Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect Invesco Advisers, Inc.’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
As of February 28, 2025, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
Invesco SteelPath MLP Select 40 Fund